UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 23, 2004
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                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

         Maryland                  1-31678                 02-0604479
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      (State or Other         (Commission File           (IRS Employer
      Jurisdiction of              Number)            Identification No.)
      Incorporation)

                     1725 The Fairway
                      Jenkintown, PA                            19046
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         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280
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Item 5.     Other Events and Regulation FD Disclosure.

      On June 23, 2004, American Financial Realty Trust issued a press release announcing that it intends to sell $300 million in aggregate principal amount of 4.375% convertible senior notes due 2024 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. American Financial also announced that it had granted one of the initial purchasers of the notes an option to purchase up to an additional $60 million of the notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      On June 25, 2004, American Financial Realty Trust issued a press release announcing that it has agreed with one of the initial purchasers in its issuance of $300 million in aggregate principal amount of 4.375% convertible senior notes to increase that purchaser's option to acquire additional notes from the original $60 million to $85 million. The press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

      The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

Item 7.     Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None.

      (b)   Pro forma financial information.

            None.

      (c)   Exhibits.

            99.1 Press release of American Financial Realty Trust dated June 23, 2004.

            99.2 Press release of American Financial Realty Trust dated June 25, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN FINANCIAL REALTY TRUST

                                   By: /s/ Edward J. Matey Jr.
                                       -----------------------------------------
                                       Edward J. Matey Jr.
                                       Senior Vice President and General Counsel

Dated: June 25, 2004


                                       2
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                                  EXHIBIT INDEX

Exhibit Number                              Exhibit Title
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99.1              Press release dated June 23, 2004 issued by American Financial
                  Realty Trust.

99.2              Press release dated June 25, 2004 issued by American Financial
                  Realty Trust.